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                                                                   Exhibit 10.23

                     EIGHTH AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

         This Eighth Amendment to Credit Agreement ("Amendment"), dated September 25, 2001, is entered into by and among PNC Bank, National Association ("Bank"), RMH Teleservices, Inc. ("Borrower"), RMH Teleservices International, Inc. ("RMH Teleservices") and Teleservices Technology Company ("Teleservices Technology), (RMH Teleservices and Teleservices Technology each individually a "Surety" and collectively "Sureties").

                                  BACKGROUND
                                  ----------

         A. Borrower and Bank are parties to a certain letter agreement, dated March 21, 1997 (as amended, supplemented, replaced, restated or otherwise modified from time to time, "Credit Agreement"), and related agreements, instruments and documents (collectively, with the Credit Agreement, the "Credit Documents"), pursuant to which Bank established for the benefit of Borrower a line of credit in the maximum aggregate principal amount of Twenty Million Dollars ($20,000,000). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in the Credit Agreement.

         B. Bank and Borrower desire to modify the terms and conditions of the Credit Agreement as more fully set forth herein.

TERMS AND CONDITIONS
--------------------

         NOW, THEREFORE, with the foregoing Background hereinafter incorporated by reference, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

         1.    Extension of Term. The "Expiration Date" of the Line of Credit is
               -----------------
extended to and shall be December 31, 2001.

         2.   Representations and Warranties: Borrower and each Surety each
              ------------------------------
represents and warrants to Bank that:

               (a) the execution, delivery and performance by Borrower and each Surety of this Amendment and the transactions contemplated herein: (i) are and will be within the corporate powers of Borrower and each Surety; (ii) have been authorized by all necessary corporate action; (iii) are not and will not be in contravention of any order of any court or other agency of government, or of any law to which Borrower or each Surety or any property of Borrower or each Surety is bound; and (iv) are not and will not be in conflict with, or result in a breach of or constitute (with due notice and/or lapse of time) a default under the articles of incorporation or bylaws or any indenture, agreement or undertaking to which Borrower or each Surety is a party or by Borrower or each Surety or property of Borrower or each Surety is bound;

               (b) this Amendment and any other agreements, instruments or documents executed and/or delivered in connection herewith, are valid, binding and enforceable against Borrower and each Surety, in accordance with their respective terms;

               (c) each of the representations and warranties contained in, and each of the exhibits and/or schedules attached to, the Credit Agreement, as amended hereby, and all related agreements, instruments and documents are true and correct as of the date hereof as to Borrower and each Surety, as applicable;

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               (d)  no Event of Default and no event which, with the passage of time, giving of notice, or both, would become an Event of Default under the Credit Agreement, is existing.

          3.   Collateral: As security for the payment of Borrower's Obligations
               ----------
under the Credit Documents and satisfaction by Borrower of all covenants and undertakings contained in the Credit Documents, Borrower acknowledges Lender's prior security interest and lien in and to all of the Collateral, as defined in the Credit Documents, which security interest is hereby ratified and confirmed.

          4.   Confirmation of Indebtedness: Borrower ratifies and reaffirms all
               ----------------------------
of its obligations to Bank under the Credit Agreement and related agreements, instruments and documents and agrees that the same are owing to Bank without any deduction, defense, setoff, claim or counterclaim, of any nature.

          5.   Reaffirmation by Surety: Each Surety, by its execution of this
               -----------------------
Amendment, hereby unconditionally consents to the terms and conditions of this Amendment and the transactions contemplated herein. Each Surety further reaffirms its obligations under its surety agreement in favor of Bank and acknowledges and agrees that it continues to be liable as surety for all of the liabilities, debts and obligations of Borrower to Bank under the Credit Documents, as amended hereby. Each Surety further confirms and agrees that the execution and delivery of this Amendment does not in any way impair any obligations of such Surety to Bank under its surety agreement and that the terms and conditions of such surety agreement remain unchanged and in full force and effect and that such surety agreement constitutes the valid, binding and enforceable obligation of Surety, in accordance with its terms, without any deduction, defense, setoff, claim or counterclaim, of any nature.

          6.   Conditions to Closing: The obligation of Bank to enter into this
               ---------------------
Amendment are subject to, and this Amendment shall become effective upon ("Effective Date"), the following conditions having been satisfied in full to the complete satisfaction of Bank:

               (a) Borrower shall have delivered, or cause to be delivered, to Bank the following documents (all to be in form and substance acceptable in all respects to Bank):

                    (i) this Amendment properly executed by Borrower and each Surety;

                    (ii) such other agreements, instruments, and documents required to be executed and/or delivered under any provision of the Credit Agreement, as amended hereby, or as Bank may reasonably determine to carry out the intentions of parties hereunder.

               (b) no Event of Default and no event or condition which, with the passage of time, the giving of notice, or both, would constitute an Event of Default under the Credit Documents, is existing;

               (c) payment of a non-refundable extension fee of Fifteen Thousand Dollars ($15,000) to the Bank; and

               (d) payment or reimbursement by Borrower of all fees owing to Bank and Expenses (including, without limitation, reasonable attorneys' fees) incurred by Bank to analyze, prepare and negotiate and conclude this Amendment and all related agreements and transactions described herein, as well as all outstanding attorney's fees incurred by Bank.

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     7.   Non-Waiver: This Amendment does not and shall not be deemed to
          ----------
constitute a waiver by Bank of any breach or violation of any representation, warranty or covenant made or agreed to by Borrower under the Credit Documents, as amended hereby, and all claims and rights of Bank resulting from any such breach or violation are expressly reserved by Bank. This Amendment does not obligate Bank to agree to any further extension or any other modification of the Credit Agreement nor does it constitute a course of conduct or dealing on behalf of Bank or a waiver of any other rights or remedies of Bank. No omission or delay by Bank in exercising any right or power under this Amendment or any related instruments, agreements or documents will impair such right or power or be construed to be a waiver of any default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified.

     8.   Incorporation: This Amendment (including, without limitation, any
          -------------
covenants contained herein) shall amend, and is incorporated into and made part of, the Credit Agreement. All references to the Credit Agreement contained in the Credit Agreement or other Credit Documents shall be deemed, for all purposes, to refer to the Credit Agreement as amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Credit Agreement, the terms and provisions hereof shall control. Except as expressly amended by this Amendment, all of the terms, conditions and provisions of the Credit Agreement are hereby ratified and continue unchanged and remain in full force and effect.

     9.   No Modification: No modification of this Amendment or of any agreement
          ---------------
referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

     10.  Headings: The headings of any section or paragraph of this Amendment
          --------
are for convenience only and shall not be used to interpret any provision of this Amendment.

     11.  Successor and Assigns: This Amendment will be binding upon and inure
          ---------------------
to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     12.  Governing Law: This Amendment shall be governed by, and construed and
          -------------
enforced in accordance with the laws of the Commonwealth of Pennsylvania, excluding its conflict of laws rule.

     13.  Severability:  The provisions of this Amendment are to be deemed
          ------------
severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

     14.  Execution by Counterparts and Facsimile: This Amendment may be
          ---------------------------------------
executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature by facsimile shall also bind the parties hereto.

                        [SIGNATURES ON FOLLOWING PAGE]

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          IN WITNESS WHEREOF, the undersigned, intending to be legally bound, execute this Amendment on the date first above written.

                                        BANK:
                                        ----

                                        PNC Bank, National Association

                                        By: /s/ Karen Shoener
                                           ------------------------------------
                                        Name:   Karen Shoener
                                             ----------------------------------
                                        Title:  V.P.
                                              ---------------------------------

                                        BORROWER
                                        --------

                                        RMH Teleservices, Inc.


                                        By: /s/ Andrew Bronstein
                                           ------------------------------------
                                        Name:    Andrew Bronstein
                                             ----------------------------------
                                        Title:   CAO
                                              ---------------------------------


                                        SURETY:
                                        ------

                                        RMH Teleservices International, Inc.


                                        By: /s/ Robert M. Berwanger
                                           ------------------------------------
                                        Name:   Robert M. Berwanger
                                             ----------------------------------
                                        Title:  COO
                                              ---------------------------------


                                        Teleservices Technology Company


                                        By: /s/ Jack Todes
                                           ------------------------------------
                                        Name:    Jack Todes
                                             ----------------------------------
                                        Title:   Chairman
                                              ---------------------------------

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